EXHIBIT 10.16

                                PLEDGE AGREEMENT

         AGREEMENT made this 9th day of November, 1995 between and among EQUITY ONE (LAKE MARY) INC., a Florida corporation, having its principal office at 777
- 17th Street PENTHOUSE, Miami Beach, Florida 33139 (the "Borrower") and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, having its principal office at 1740 Broadway, New York, New York 10019 (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, in connection with the sale of that certain real property located in Seminole County, Florida commonly known as Lake Mary Centre (the "Property") from 1740 Ventures, Inc. (the "Seller"), a subsidiary of Lender to the Borrower, Lender has agreed to provide a first mortgage loan in the amount of $13,422,500.00 (the "Loan"); and

         WHEREAS, in connection with the sale of the Property and as a condition of the making of the Loan, Borrower has agreed to pledge to the Lender an irrevocable letter of credit in the amount of One Million Five Hundred Thousand and no/100 ($1,500,000.00) Dollars the proceeds of which shall be pledged as additional security for Borrower's obligation to: (i) perform certain tenant improvement work for the space currently occupied by General Cinema (the "Tenant Improvement Pledge"); and (ii) perform capital improvements to the Phase IV land (the "Capital Improvement Pledge") the legal description for the Phase IV land is attached hereto on EXHIBIT A; and

         WHEREAS, Borrower and Lender desire to set forth their understanding with respect to the terms and conditions pursuant to which the letter of credit may be released either in whole or in part.

         NOW, THEREFORE, in consideration of the Lender granting to the Borrower the Loan secured by the aforesaid Property and for other good and valuable consideration, the Lender and the Borrower agree as follows:

         1. Borrower has this date provided Lender with an unconditional irrevocable letter of credit (the "Letter of Credit") in the amount of One Million Five Hundred Thousand and No/100 ($1,500,000.00) Dollars issued by THE CHASE MANHATTAN BANK, N.A. in favor of the Lender and having an initial expiration date no sooner than December 1, 1996. A copy of the Letter of Credit is attached hereto as EXHIBIT B. The Letter of Credit shall be pledged for a term of seven (7) years beginning as of the date set forth above and shall be automatically renewed annually. All expenses incurred relating to the issuance and maintenance of the Letter of Credit shall be paid by the Borrower. At all times during the term of this pledge, the Letter of Credit must be in form and content and issued by a bank whose senior debt is rated either A- by Standard & Poors (S&P) or A3 by Moody's and which bank is acceptable to Lender. The Letter of Credit must not require any documentation to be drawn upon and must contain an explicit waiver by the issuing bank of any statutory, UCP or other rights to delay or defer payment upon demand, including but not limited to, a waiver of such rights as are set forth in Article 5, Section 5-112(1)(a) and (b) of the Uniform Commercial Code and Article 15-c of the Uniform Customs Publication Number 400.

         2. From the proceeds of the Letter of Credit the sum of Five Hundred Thousand and No/100 ($500,000.00) shall be allocated to the Tenant Improvement Pledge. The term of the Tenant Improvement Pledge shall be for seven (7) years from the date hereof. Proceeds will be used for the purpose of performing tenant improvement work within the General Cinema Space which work may include improvements to the sound system; visual system; seating; the concession area; the exterior; the facade; the marquee; and interior cosmetics. Lender acknowledges that General Cinema may seek rental concessions of up to One Hundred Thousand and No/100 ($100,000.00) Dollars annually over the term of the existing General Cinema lease which concessions are approved by Lender provided that the proceeds of the Letter of Credit allocated to the Tenant Improvement Pledge are used in accordance with this Agreement to perform the tenant improvement work described above in the space currently occupied by General Cinema. Borrower hereby agrees to keep Lender apprised of its negotiations with General Cinema which communications shall be directed to Mr. John Beeland; ARES Realty Capital, Inc., 5775-E Glenridge Drive, Suite 100, Atlanta, Georgia 30328, Telephone: (404) 256-5775. The proceeds allocated to the Tenant Improvement Pledge will be made available to the Borrower provided that:

                  (i) the improvements to the General Cinema space are approved by Lender in its reasonable discretion and further provided that the Loan is not in default beyond any applicable notice and cure period;

                  (ii) the Lender will authorize release of the proceeds from the Letter of Credit provided that it simultaneously receives a substitute letter of credit that meets the requirements set forth in paragraph 1 above in a reduced amount taking into account the amount approved by the Lender for release;

                  (iii) disbursements may be made in one lump sum after the work has been completed or in increments, as work progresses, but if in increments the letter of credit shall be reduced in amounts of not less than $25,000.00 and not more than once per month;

                  (iv) prior to the reduction or release of the Letter of Credit, Borrower shall provide Lender with appropriate lien waivers; title date down endorsement and such other documentation as Lender may request to evidence that no mechanics and/or materialmens liens have been filed against the Property and that the work has been performed in a good and workmanlike manner; and

                  (v) if such proceeds allocated to the Tenant Improvement Pledge from the Letter of Credit have not reduced to a zero balance at the end of such seven (7) year period, the Lender shall have the right without notice to Borrower to draw on the Letter of Credit and deliver the proceeds thereof to the Seller as an addition to the "Base Purchase Price" (as defined in that certain Purchase and Sale Agreement dated October 24, 1995) it being acknowledged by the Borrower that said sum is an inducement for the Seller to sell the Property and to agree to this Tenant Improvement Pledge and said sum if paid to Seller shall not be deemed a penalty.

         3. From the proceeds of the Letter of Credit the sum of one million and no/100 ($1,000,000.00) dollars will be allocated to the Capital Improvement Pledge. Proceeds shall be utilized for development costs to the Phase IV land which costs may include: soft costs; construction costs; and tenant improvement work to the Phase IV land (hereinafter the "Capital Improvements"). The term of the Capital Improvement Pledge shall be for five (5) years from the date hereof. Proceeds from the Letter of Credit will be made available to Borrower or on behalf of Borrower for Capital Improvements on the Phase IV land provided that:

                  (i) such improvements are approved by Lender in its reasonable discretion and the Loan is not in default beyond any notice and cure period;

                  (ii) Lender will authorize release of the proceeds from the Letter of Credit provided that it simultaneously receives a substitute Letter of Credit that meets the requirements set forth in paragraph 1 above in a reduced amount taking into account the amount approved by the Lender for release;

                  (iii) disbursements may be made in whole or in part but if in part, in increments of not less than $25,000.00 per month and not more than once per month;

                  (iv) prior to reduction of the Letter of Credit, Borrower shall provide Lender with appropriate lien waivers, title date down and such other documentation as Lender may request to evidence that no mechanics liens have been filed against the Property and that the work has been performed in a good and workmanlike manner; and

                  (v) if the Capital Improvement Pledge has not been reduced to a zero balance at the end of such five
                           (5) year period, or if the Loan is in default at any time beyond the applicable notice and cure period, the Lender shall have the right without notice to Borrower to draw upon the Letter of Credit and to apply the proceeds of the Capital Improvement Pledge to reduction of the principal balance of the Loan which reduction shall be made without payment of any prepayment premium.

         4. In connection with the disbursal of proceeds from the Letter of Credit, Borrower shall submit supporting documentation together with its request for disbursal so as to allow ten
                  (10) business days for the processing of such request. Lender shall have the right to approve in its reasonable discretion all work performed in connection with the Tenant Improvement Pledge and the Capital Improvement Pledge. In the event Lender determines, in its sole judgment, to make an inspection of such work, the Borrower shall pay a fee for such inspection to ARES, Inc., in the amount that is reasonable and customarily charged by engineers and architects in the area where the Property is located. In the alternative, Lender may designate a local engineer or architect acceptable to Lender, to make such inspections, in which case all reasonable fees, costs and expenses of such engineer or architect shall be paid for by the Borrower. No proceeds from the Letter of Credit shall be released until all funds required to be paid hereunder have been paid in full.

         5. Prior to final disbursal of proceeds from the Tenant Improvement Pledge and the Capital Improvement Pledge, Lender shall be provided with tenant estoppel statements current as of the date of the requested disbursal which certify that the respective lease(s) for the tenant occupying the General Cinema Space or the tenant(s) occupying the Phase IV land are in full force and effect on the terms specified in such lease and that all requirements to be performed on the Borrower's part as landlord have been duly performed.

         6. This Agreement cannot be orally modified, discharged, or terminated.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be signed as of the day and year first written above.

                    (SIGNATURES APPEAR ON THE FOLLOWING PAGE)

                                           AS TO BORROWER:

                                           EQUITY ONE (LAKE MARY) INC.,
  WITNESS:                                 a Florida corporation


  /s/ ALAN MARCUS                          By: /s/ DORON VALERO
  -------------------------------------        -------------------------------
                                                    Doron Valero
  Print Name: Alan Marcus                           Vice President
              -------------------------

  /s/ CATHY P. HUME
  -------------------------------------
  Print Name: Cathy P. Hume
              -------------------------



                                           AS TO LENDER:

                                           THE MUTUAL LIFE INSURANCE
                                           COMPANY OF NEW YORK,
  WITNESS:                                 a New York corporation


  /s/ GAIL B. MCKNIGHT                     By: /s/ BRUCE C. FERNALD
  -------------------------------------        ------------------------------
                                                    Bruce Fernald
  Print Name: Gail B. McKnight                      Vice President-Real Estate
              -------------------------

  /s/ E.S. MCCLAY
  -------------------------------------
  Print Name: E.S. McClay
              -------------------------

                                   EXHIBIT A



PHASE IV

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 82.70 feet to the POINT OF BEGINNING; thence continue along said Easterly line of a 10 foot wide additional Right of Way the following two (2) courses and distances: North 00 degrees 10 minutes 40 seconds East, 64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 seconds East, 33.26 feet to a point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof; thence North 63 degrees 41 minutes 30 seconds East,
47.86 feet; thence North 77 degrees 51 minutes 57 seconds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds west, 270.38 feet; thence South 89 degrees so minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West, 126.52 feet; thence North 89 degrees 32 minutes 23 seconds West,
5.31 feet; thence South 00 degrees 27 minutes 37 seconds West, 124.84 feet; thence North 89 degrees 50 minutes 52 seconds West, 404.53 feet to the point of curvature of a curve, concave northerly, having a radius of 150.00 feet and a central angle of 27 degrees 32 minutes 22 seconds; thence run 72.10 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 150.00 feet and a central angle of 21 degrees 46 minutes 55 seconds; thence run 57.03 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 50.00 feet and a central angle of 28 degrees 35 minutes 14 seconds; thence run 24.95 feet along the arc of said curve to the POINT OF BEGINNING.

AND .

Area between Phase 2 and Phase 4:
Continued

                          LEGAL DESCRIPTION CONTINUED

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds West, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along 6aid Easterly line of the 10 foot wide additional Right of Way, 82.70 feet; thence continue along said Easterly line of a 10 foot wide additional Right of Way the following two (2) courses and distances: North 0 degrees 10 minutes 40 seconds East 64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 seconds East, 33.26 feet to the point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof, thence North 63 degrees 41 minutes 30 seconds East, 47.86 feet; thence North 77 degrees 51 minutes S7 seconds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds West,
270.38 feet; thence South 89 degrees 50 minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West, 126.52 feet for the POINT OF BEGINNING; thence continue South 00 degrees 23 minutes 22 seconds West, 124.81 feet; thence North 89 degrees 50 minutes 52 seconds West, 5.47 feet; thence North 00 degrees 27 minutes 37 seconds East, 124.84 feet; thence South 89 degrees 32 minutes 23 seconds East, 5.31 feet to the POINT OF BEGINNING.

ALSO BEING DESCRIBED AS FOLLOWS:

PHASE IV (Including area between Phase 2 and Phase 4)

Part of the Northeast Quarter of the Northwest Quarter of Section 18, Township 20 South, Range 30 East, Seminole County, Florida, being described as follows:

Commence at the Southeast corner of the Northeast Quarter of the Northwest Quarter of said Section 18; thence run North 89 degrees 50 minutes 52 seconds west, along the South line of the Northeast Quarter of the Northwest Quarter of said Section 18, a distance of 1237.15 feet to the Easterly line of a 10 foot wide additional Right of Way as recorded in Official Records Book 1776, Page 1293 for Lake Emma Road, formerly a 100 foot wide Right of Way as per Official Records Book 1217, Page 413, all being in the Public Records of Seminole County, Florida; thence run North 00 degrees 10 minutes 40 seconds East, along said Easterly line of the 10 foot wide additional Right of Way, 82.70 feet to the POINT OF BEGINNING; thence continue along said Easterly line of a 10 foot wide additional Right of Way the following two (2) courses and distances; North 00 degrees 10 minutes 40 seconds East,

Continued

                          LEGAL DESCRIPTION CONTINUED

64.18 feet to the point of curvature of a curve, concave Easterly, having a radius of 894.93 feet; thence run 376.02 feet along the arc of said curve, thru a central angle of 24 degrees 04 minutes 26 seconds to a point; thence departing said Right of Way and from a tangent bearing of South 24 degrees 15 minutes 06 seconds West, run South 76 degrees 18 minutes 30 second6 East, 33.26 feet to a point of curvature of a curve, concave Northerly, having a radius of 266.00 feet; thence run 185.70 feet along the arc of said curve, thru a central angle of 40 degrees 00 minutes 00 seconds to the point of tangency thereof; thence North 63 degrees 41 minutes 30 seconds East, 47.86 feet; thence North 77 degrees 51 minutes 57 6econds East, 81.08 feet; thence South 89 degrees 36 minutes 38 seconds East, 110.77 feet; thence South 00 degrees 23 minutes 22 seconds West,
270.38 feet; thence South 89 degrees 50 minutes 52 seconds East, 35.00 feet; thence South 00 degrees 23 minutes 22 seconds West 251.33 feet; thence North 89 degrees 50 minutes 52 seconds West, 410.00 feet to the point of curvature of a curve, concave Northerly, having a radius of 150.00 feet and a central angle of 27 degrees 32 minutes 22 seconds; thence run 72.10 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 150.00 feet and a central angle of 21 degrees 46 minutes 55 seconds; thence run S7.03 feet along the arc of said curve to a point of reverse curvature of a curve, having a radius of 50.00 feet and a central angle of 28 degrees 35 minutes 14 seconds; thence run 24.95 feet along the arc of said curve to the POINT OF BEGINNING.

NORTH AMERICAN TRADE OPERATIONS
4 Chase Metrotech Center - 8th Floor
Brooklyn, NY  11245

PAGE 1                                                                PN080577

                                    EXHIBIT B

CONFIRMED IRREVOCABLE STRAIGHT CREDIT NO.PN080577

NOVEMBER 8 1995

         BENEFICIARY:

         THE MUTUAL LIFE INSURANCE COMPANY
         OF NEW YORK (BENEFICIARY)

         1740 BROADWAY
         NEW YORK, NEW YORK 10019
         C/O ARES REALTY CAPITAL, INC.
         5775-E GLENRIDGE DRIVE, SUITE 100

         ATTN: SENIOR VICE PRESIDENT, ARES REALTY CAPITAL

GENTLEMEN:

WE ARE INSTRUCTED BY:
         UNITED MIZRAHI BANK LTD
         TEL AVIV, ISRAEL

TO ADVISE YOU THAT THEY HAVE OPENED THEIR IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF:

         UNITED MIZRAHI BANK LTD.,
         ACTING ONE BEHALF OF
         EQUITY ONE INC. (BORROWER)

UNDER THEIR CREDIT NUMBER G/1069

FOR A SUM NOT EXCEEDING A TOTAL OF ONE MILLION FIVE HUNDRED THOUSAND U.S. DOLLARS AND NO CENTS ($1,500,000.00)

AVAILABLE BY YOUR DRAFTS AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, N.A., 4 CHASE METROTECH CENTER, 8TH FLOOR, BROOKLYN, NEW YORK 11245.

ALL DRAFTS DRAWN HEREUNDER MUST BE MARKED: "DRAWN UNDER UNITED MIZRAHI BANK LTD. IRREVOCABLE LETTER OF CREDIT NO. G/1069 AND THE CHASE MANHATTAN BANK, N.A. CONFORMATION NUMBER PN080577". PLEASE MENTION THESE NUMBERS IN ALL CORRESPONDENCE. ALL DRAFTS DRAWN MUST BE ENDORSED ON THE REVERSE HEREOF FOR THE AMOUNTS PAID UNDER THIS LETTER OF CREDIT.

THE ABOVE MENTIONED CORRESPONDENT ENGAGES WITH YOU THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL DULY HONORED ON DELIVERY OF DOCUMENTS AS SPECIFIED IF PRESENTED AT

NORTH AMERICAN TRADE OPERATIONS
4 Chase Metrotech Center - 8th Floor
Brooklyn, NY  11245

PAGE 2                                                                 PN080577

THIS OFFICE 4 CHASE METROTECH CENTER, BROOKLYN, NEW YORK 11245 ATTN: STANDBY LETTER OF CREDIT DEPT-8TH FLOOR BEFORE THE CLOSE OF BUSINESS ON NOVEMBER 30, 1996.

THE ISSUING BANK HEREBY AGREES WITH THE DRAWERS, ENDORSERS, AND BONA FIDE HOLDERS OF ALL DRAFT(S) DRAWN ON AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT THAT SUCH DRAFT WILL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE AND THAT ANY STATUTORY, UCP, OR OTHER RIGHTS TO DELAY HONOR OF SIGHT DRAFT(S) INCLUDING SUCH RIGHTS UNDER ARTICLE 5, SECTION 5112 (I)(A) AND (B) OF THE UNIFORM COMMERCIAL CODE, ARE HEREBY SPECIFICALLY WAIVED.

THE ISSUING BANK FURTHER AGREES, UPON THE PRESENTATION OF SUCH DRAFT TO THE DRAWEE, TO HONOR SUCH DRAFT THE SAME DAY IF DOCUMENTS ARE RECEIVED BY THE DRAWEE BY 12:00 NOON ON THAT BUSINESS DAY. IF DOCUMENT ARE RECEIVED BY THE DRAWEE AFTER 12:00 NOON PAYMENT WILL BE MADE ON THE NEXT BUSINESS DAY. THE AMOUNT OF THE DRAFT MAY BE PAID, BY OFFICIAL BANK OR CASHIER'S CHECK, TO THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") OR, AT MONY'S SOLE OPTION BY WIRING FEDERAL FUNDS IN THE AMOUNT OF THE DRAFT INTO SUCH ACCOUNT(S) AS MONY MAY SPECIFICALLY DIRECT, IN WRITING.

ALL NOTICES AND OTHER WRITING DIRECTED TO THE MUTUAL LIFE INSUANCE COMPANY OF NEW YORK SHALL BE SENT TO ARES REALTY CAPITAL, INC. 5775-E GLENRIDGE DRIVE, SUITE 100/ATLANTA, GEORGIA 30328, ATTN: SENIOR VICE PRESIDENT, ARES REALTY CAPITAL WITH A COPY TO THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK. THE UNDERTAKING OF THE ISSUING BANK WILL REMAIN IN FORCE AT ALL TIMES FOR A PERIOD OF 15 (FIFTEEN) DAYS BEYOND THE EXPIRY DATE OF THEIR LETTER OF CREDIT NO. 6/1069 IN FAVOR OF THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK AND ANY EVENTUAL EXTENSION(S) THEREON. IT IS THE PREROGATIVE OF THE CHASE MANHATTAN BANK, N.A. TO WITHHOLD THE GRANTING OF ITS CONFIRMATION TO SUCH EVENTUAL EXTENSIONS THAT MAY BE ISSUED BY UNITED MIZRAHI BANK LTD. IN FUTURE.

WE CONFIRM THIS CREDIT AND THEREBY UNDERTAKE THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS SPECIFIED SHALL BE DULY HONORED BY US.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

                                             VERY TRULY YOURS,

                                             /s/ ILLEGIBLE
                                             ---------------------------------
                                             AUTHORIZED SIGNATURE


PLEASE PRESENT ORIGINAL LETTER OF CREDIT AND RELEVANT AMENDMENTS AT THE TIME OF PRESENTATION OF DOCUMENTS.

NORTH AMERICAN TRADE OPERATIONS
4 Chase Metrotech Center - 8th Floor
Brooklyn, NY  11245

PAGE 3                                                                 PN080577

THE CHASE MANHATTAN BANK, N.A.
4 CHASE METROTECH CENTER
BROOKLYN, NEW YORK  11245
ATTN:  STANDBY LETTER OF CREDIT DEPT-8TH FLOOR
TELEPHONE:  (718)  242-4437


******************************************************************************
TO ASSIST US IN EXPEDITING YOUR TRANSACTIONS, PLEASE PROVIDE THE
CHASE LETTER OF CREDIT REFERENCE NUMBER AND DEPARTMENT'S NAME ON
THE OUTSIDE OF ENVELOPES/COURIER RECEIPT LABEL WHEN FORWARDING
DOCUMENTS.
******************************************************************************


















"This is an exact copy which we issued/advised today in accordance with your instruction(s). Prompt notice to us is required if you do not agree that our action was in accordance with your instruction(s)."